Exhibit 99.1

SWANK, INC. AGREES TO BE ACQUIRED BY RANDA

ACCESSORIES LEATHER GOODS LLC

FOR $10.00 PER SHARE

NEW YORK, NEW YORK, February 3, 2012: Swank, Inc. (OTC: SNKI), a leading designer and marketer of men’s and women’s belts and men’s leather accessories, jewelry and suspenders, and Randa Accessories Leather Goods LLC, a leading manufacturer, distributor and marketer of lifestyle accessories, jointly announced that they have entered into a definitive merger agreement pursuant to which Randa will acquire Swank for $10.00 a share, or total consideration of approximately $57.5 million.

The merger consideration represents a 111% percent premium over the closing bid price of Swank’s common stock as quoted on the website of OTC Markets Group on February 2, 2012.

John Tulin, Chairman of the Board and Chief Executive Officer of Swank, said “I am pleased to announce this agreement, as it will deliver to our stockholders significant value and the certainty of a substantial cash premium for their shares. Today’s announcement is the result of a lengthy process in which Swank’s Board of Directors, working with senior management and with our financial and legal advisors, have thoroughly reviewed and considered Randa’s interest in Swank. Our Board of Directors has unanimously approved this transaction and believes it is in the best interests of our stockholders, customers and employees.”

Jeffrey Spiegel, Chief Executive Officer of Randa, added, “We are very pleased that Swank, a leader in the men’s and women’s accessories industry with a strong reputation for exceptional quality, reliability and customer service, is joining our family. The strategic benefits of this combination are clear and we are pleased to be able to move forward on terms that are financially attractive for Swank’s stockholders.”

The acquisition, which is subject to approval by Swank’s stockholders as well as other customary closing conditions, is expected to close in the second quarter of 2012. Randa intends to fund the acquisition with a combination of existing cash and the proceeds of a committed revolving credit facility from JPMorgan Chase Bank.

Under the terms of the merger agreement, Swank may solicit and encourage alternative acquisition proposals from third parties for a 35-day “go-shop” period continuing through March 9, 2012. The merger agreement provides Randa with a customary right to match a superior proposal. Swank does not anticipate it will disclose any developments with regard to this process unless Swank’s Board of Directors makes a decision with respect to a potential superior proposal. There is no guarantee that this process will result in a superior proposal.

For the protection and benefit of participants in the employee stock ownership plan component of The New Swank, Inc. Retirement Plan, Reliance Trust Company has been appointed to serve as independent fiduciary and independent trustee of the employee stock ownership plan component of the Retirement Plan. Stout Risius Ross, Inc. is acting as the financial advisor to Reliance Trust Company and Bryan Cave LLP is acting as Reliance Trust Company’s legal advisor.

Financo, Inc. is acting as financial advisor to Swank and has provided a fairness opinion in connection with the transaction to the Board of Directors of Swank. Troutman Sanders LLP is serving as legal advisor to Swank in connection with this transaction. Peter J. Solomon Company is Randa’s financial advisor and Olshan Grundman Frome Rosenzweig & Wolosky LLP is serving as legal advisor to Randa in connection with the transaction.

About Swank, Inc.

Swank is engaged in the importation, sale and distribution of men’s and women’s belts and men’s leather accessories, suspenders, and jewelry. Swank distributes its products to retail outlets throughout the United States and in numerous foreign countries. These products are distributed under the names “Kenneth Cole”, “Tommy Hilfiger”, “Nautica”, “Geoffrey Beene”, “Guess?”, “Tumi”, “Buffalo David Bitton”, “Chaps”, “Donald Trump”, “Pierre Cardin”, “US Polo Association”, and “Swank”. Swank also distributes men’s jewelry and leather items to retailers under private labels.

About Randa

Randa Accessories is the global leader in lifestyle accessories and the world’s largest men’s accessories company. Collaborating with 75 leading brands, Randa designs, innovates, manufactures, and markets men’s belts, wallets, neckwear, small leather goods, luggage, backpacks, business cases, seasonal footwear, and gifts. From its origins as a neckwear company over a century ago, Randa now provides fashion, lifestyle, luxury, and private branded products through retailers in all channels of distribution, worldwide. More information is available at www.randa.net.

*    *    *    *    *

THIS PRESS RELEASE CONTAINS ONLY A BRIEF DESCRIPTION OF THE PROPOSED TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE ANY SHARES OF THE COMMON STOCK OF SWANK. IN CONNECTION WITH THE PROPOSED ACQUISITION, SWANK INTENDS TO FILE A PROXY STATEMENT ON SCHEDULE 14A AND OTHER RELEVANT MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC. STOCKHOLDERS OF SWANK ARE URGED TO READ SWANK’S PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A DEFINITIVE PROXY STATEMENT WILL BE SENT TO SWANK’S STOCKHOLDERS SEEKING THEIR APPROVAL OF THE PROPOSED TRANSACTION. SWANK’S STOCKHOLDERS WILL BE ABLE TO OBTAIN THESE DOCUMENTS (WHEN AVAILABLE) FREE OF CHARGE AT THE SEC’S WEB SITE, HTTP://WWW.SEC.GOV. IN ADDITION, THEY MAY OBTAIN FREE COPIES OF THESE BY CONTACTING SWANK’S SECRETARY, JEROLD R. KASSNER, AT 656 JOSEPH WARNER BOULEVARD, TAUNTON, MASSACHUSETTS 02780, TELEPHONE: (508) 977-4453. SWANK’S STOCKHOLDERS ALSO MAY READ AND COPY ANY REPORTS, STATEMENTS AND OTHER INFORMATION FILED WITH THE SEC AT THE SEC PUBLIC REFERENCE ROOM AT 100 F STREET, N.E., WASHINGTON, D.C. 20549. PLEASE CALL THE SEC AT 1-800-SEC-0330 OR VISIT THE SEC’S WEBSITE FOR FURTHER INFORMATION ON ITS PUBLIC REFERENCE ROOM.

SWANK, ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE FORTHCOMING SOLICITATION OF PROXIES FROM THE HOLDERS OF SWANK COMMON STOCK IN CONNECTION WITH THE PROPOSED TRANSACTION. A LIST OF THE NAMES AND OTHER INFORMATION REGARDING THE DIRECTORS AND EXECUTIVE OFFICERS OF SWANK IS AVAILABLE IN SWANK’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010, FILED WITH THE SEC ON MARCH 31, 2011, AMENDMENT NO. 1 ON FORM 10-K/A, FILED WITH THE SEC ON MAY 13, 2011, AND SWANK’S DEFINITIVE PROXY STATEMENT FOR ITS 2011 ANNUAL MEETING OF STOCKHOLDERS FILED WITH THE SEC ON JULY 15, 2011. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH POTENTIAL PARTICIPANTS WILL BE INCLUDED IN THE PROXY STATEMENT AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE.

* * * * *

Forward Looking Statements

Note: This press release may contain forward-looking statements that are being made pursuant to the Private Securities Litigation Reform Act of 1995, which provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information so long as those statements are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in the forward-looking statements, including, but not limited to, general economic and business conditions; competition in the accessories markets, potential changes in customer spending; acceptance of product offerings and designs; the variability of consumer spending resulting from changes in domestic economic activity; any significant variations between actual amounts and the amounts estimated for those matters identified as critical accounting estimates, as well as other significant accounting estimates made in the preparation of financial statements; as well as geopolitical concerns. Accordingly, actual results may differ materially from such forward-looking statements. You are urged to consider all such factors. Any forward-looking statements relating to the transaction discussed above are based on our current expectations, assumptions, estimates and projections and involve significant risks and uncertainties, including the many variables that may impact or are related to consummation of the transaction, SEC regulatory review of our filings related to the transaction, the continuing determination of Swank’s Board of Directors that the transaction is in the best interests of all stockholders; and the results of the go-shop period and whether any additional acquisition proposals or superior proposals are made. Swank and Randa assume no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

* * * * *

Contact for Swank, Inc.: John Tulin, Chairman, 212-867-2600